UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 29, 2024
PAYLOCITY HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36348	46-4066644
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1400 American Lane
Schaumburg, Illinois 60173
(Address of principal executive offices, including zip code)
(847) 463-3200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PCTY	The NASDAQ Global Select Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

On August 29, 2024, Paylocity Corporation, a wholly owned subsidiary of Paylocity Holding Corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Project Alpine Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Paylocity Corporation (“Merger Sub”), Airbase Inc., a Delaware corporation (“Airbase”), and Shareholder Representative Services LLC, a Colorado limited liability company, as representative for the securityholders of Airbase. Pursuant to the Merger Agreement, Paylocity Corporation will acquire Airbase for a purchase price of approximately $325 million in cash, subject to customary adjustments as set forth in the Merger Agreement, through a merger whereby Merger Sub will merge with and into Airbase (the “Merger”), with Airbase surviving the Merger as a wholly owned subsidiary of Paylocity Corporation.
The consummation of the transactions contemplated by the Merger Agreement (the “Closing”) is subject to the certain specified closing conditions, including (i) the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) the receipt of approval of Airbase’s stockholders, and (iii) customary closing conditions, including, subject to certain materiality exceptions, the accuracy of the parties’ representations and warranties and the performance of their respective obligations under the Merger Agreement. No approval of the Company’s stockholders is required in connection with the Merger Agreement.
The Merger Agreement provides for certain customary termination rights for Paylocity Corporation and Airbase, including by mutual written consent of the parties, and by either party (i) if the Closing has not occurred within 180 days of the date of the Merger Agreement; (ii) if any governmental authority issues an order or permanently enjoins the transaction and such order or other action becomes final and non-appealable; and (iii) for certain breaches of the Merger Agreement that are not cured.
Paylocity Corporation and Airbase also made customary representations and warranties in the Merger Agreement, subject to customary qualifications. Additionally, Airbase agreed to customary covenants regarding the operation of its business prior to the Closing. Paylocity Corporation obtained a representation and warranty insurance policy in connection with the Merger. The Merger Agreement also provides that Paylocity Corporation, on one hand, or Airbase, on the other hand, may specifically enforce the obligations under the Merger Agreement, including the obligation to consummate the Closing if the conditions set forth in the Merger Agreement are satisfied.
The foregoing descriptions of the Merger Agreement and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by reference to, the Merger Agreement, which is filed as Exhibit 2.1 to this current report on Form 8-K and incorporated herein by reference. The Merger Agreement is not intended to provide any factual information about Paylocity Corporation, the Company, Airbase, Merger Sub or their affiliates and subsidiaries. The representations, warranties and covenants contained in the Merger Agreement have been made solely for the purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; are not intended as statements of fact to be relied upon by the Company’s stockholders or other security holders, but rather as a way of allocating contractual risk between the parties to the Merger Agreement; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by the Company’s stockholders or other security holders. The Company’s stockholders or other security holders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or circumstances of Paylocity Corporation, the Company, Airbase or Merger Sub. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
Item 7.01     Regulation FD Disclosures.
On September 4, 2024 the Company issued a press release announcing the execution of the Merger Agreement, a copy of which is filed as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filings.

Cautionary Note Regarding Forward-Looking Statements
Certain statements contained in this Current Report on Form 8-K, other than solely historical information, constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995, each as amended. Words such as “expects,” “believes,” “may,” “should,” “opportunity”, “will,” “would”, “seeks” “intends,” “projects,” “plans,” “estimates,” “targets,” “anticipates,” and other similar words or expressions, or the negative thereof, generally can be used to help identify these forward-looking statements. Examples of forward-looking statements include statements relating to the anticipated benefits and synergies of the acquisition, the timetable for completing the acquisition, and the impact of the acquisition on the Company’s business and future financial condition and operating results, as well as any other statement that does not directly relate to any historical or current fact. Forward-looking statements are based on expectations and assumptions that the Company believes to be reasonable when made, but that may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. In addition to the factors described below, risks and uncertainties include those described in Part I, Item 1A, "Risk Factors," and elsewhere in our Annual Report on Form 10-K for our fiscal year ended June 30, 2024 and as may be described from time to time in future reports we file with the Securities and Exchange Commission. There also may be other factors that we cannot anticipate or that are not described herein, generally because we do not currently perceive them to be material. Such factors could also cause results to differ materially from our expectations.
The forward-looking statements included in this document speak only as of the date they are made, and we do not undertake to update these statements other than as required by law.
Some of the important factors that could cause actual results to differ materially and adversely from forward-looking statements relate to, among other things, the ability to obtain necessary regulatory and stockholder approvals to consummate the acquisition; risks related to the ability to realize the anticipated benefits of the potential acquisition, including the possibility that the expected benefits from the proposed transaction will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the potential acquisition making it more difficult to maintain business and operational relationships; negative effects of announcing the potential acquisition or the consummation of the potential acquisition on the market price of our common stock, credit ratings or operating results; significant or unexpected costs associated with the potential acquisition; unknown liabilities; risks related to management and oversight of the expanded business and operations of the Company following the transaction due to the increased size and complexity of its business; the risk of litigation and/or regulatory actions related to the potential acquisition; the possibility of increased scrutiny by, and/or additional regulatory requirements of, governmental authorities as a result of the transaction; the demand for our products and services, including as a result of macroeconomic conditions; net sales growth; the effects of competition; our brand and reputation; the state of the economy; the state of the human capital management, payroll solutions and spend management markets; the effects of the potential acquisition on relationships with our employees, business or collaboration partners or governmental entities; the ability to retain and hire key personnel; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the potential acquisition; events that could disrupt our business, supply chain, technology infrastructure or demand for our products and services, such as international trade disputes, natural disasters, climate change, public health issues, cybersecurity events, geopolitical conflicts, military conflicts or acts of war; our ability to address expectations regarding environmental, social and governance matters and meet related goals; continuation or suspension of share repurchases; net earnings performance; earnings per share; future dividends; capital allocation and expenditures; liquidity; return on invested capital; expense leverage; changes in interest rates; changes in foreign currency exchange rates; commodity or other price inflation and deflation; our ability to issue debt on terms and at rates acceptable to us; the challenges of operating in international markets; the adequacy of insurance coverage; the effect of accounting charges; the effect of adopting certain accounting standards; the impact of legal and regulatory changes, including changes to tax laws and regulations; guidance for fiscal 2025 and beyond; financial outlook; and the impact of acquired companies on our organization and the ability to recognize the anticipated benefits of any acquisitions.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated August 29, 2024, by and among Paylocity Corporation, Project Alpine Merger Sub, Inc., Airbase Inc. and Shareholder Representative Services LLC.*
99.1	Press Release issued by Paylocity Holding Corporation dated September 4, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

*Certain exhibits and schedules have been omitted pursuant to item 601(a)(5) of Regulation S-K. The registrant will provide a copy of omitted exhibits and schedules to the SEC upon its request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYLOCITY HOLDING CORPORATION

Date: September 4, 2024	By:	/s/ Ryan Glenn
Ryan Glenn
Chief Financial Officer